MASTER INTERFUND LENDING AGREEMENT

This Master Interfund Lending Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Master Agreement”), dated as of May 1, 2018 (the “Effective Date”), is by and among each investment company listed on Schedule A and Schedule B hereto (collectively, the “Trusts,” and each portfolio series of a Trust shall be referred to herein as a “Fund” and collectively as the “Funds”); and Columbia Management Investment Advisers, LLC (“Columbia Management”).

Recitals

The Trusts and the Adviser have received an exemptive order (the “Order”) dated February 27, 2018 from the U.S. Securities and Exchange Commission permitting the Funds to participate in a joint lending and borrowing facility (the “Interfund Program”);

The Funds listed on Schedule A hereto (as amended from time to time) are permitted to borrow cash in accordance with the terms and conditions of the Order to satisfy redemption requests, to cover unanticipated cash shortfalls such as a Sales Fail (defined below), or for other temporary purposes (each such borrowing Fund is hereinafter referred to as a “Borrowing Fund”); and

The Funds listed on Schedule B hereto (as amended from time to time) are permitted to lend cash to one or more Borrowing Funds from time to time on the terms set forth below and in accordance with the terms and conditions of the Order (each such lending Fund is hereinafter referred to as a “Lending Fund”).

Agreement

1. Definitions. As used herein, the following terms shall have meanings assigned to them below:

“1940 Act” means the Investment Company Act of 1940, as amended.

“Advisers” means Columbia Management and any other person controlling, controlled by or under common control with Columbia Management (or their successors) that serves as investment adviser to a Fund.

“Bank Loan Rate” for any day means the rate calculated by the Interfund Lending Team according to a formula established by the Board of Trustees intended to approximate the lowest interest rate at which bank short-term loans would be available to a Borrowing Fund.

“Board of Trustees” means the Board of Trustees of the applicable Trust.

“Borrowing Instructions” has the meaning specified in Section 3.1.1 hereof.

“Business Day” means a day on which the New York Stock Exchange is open for the purpose of transacting business.

“Credit Arrangements” means the credit arrangements that a Fund may have for borrowing for temporary or emergency purposes, including borrowings from banks and other institutional lenders.

“Interest Rate” means, for each date on which interest accrues hereunder, the average of (i) the Repo Rate and (ii) the Bank Loan Rate.

“Interfund Lending Procedures” means the procedures set forth in this Master Agreement and such other procedures as may be approved and adopted from time to time by the Board of Trustees, including a majority of the trustees who are not “interested persons” as that term is used in Section 2(a)(19) of the 1940 Act.

“Interfund Lending Team” means the investment professionals and administrative personnel from Columbia Management and/or its affiliates who are responsible for administering the Interfund Program.

“Interfund Loan” has the meaning specified in Section 2 hereof.

“Lending Instructions” has the meaning specified in Section 3.1.1 hereof.

“Loan Account” has the meaning specified in Section 3.5 hereof.

“Maximum Amount” has the meaning specified in Section 2 hereof.

“Obligations” means all of the obligations (whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising) of a Borrowing Fund to a Lending Fund hereunder.

“Outstanding Secured Borrowing” means any loan made to a Fund either under this Master Agreement or under any other agreement that is secured by assets of the Fund.

“Prospectus” means with respect to each Borrowing Fund or Lending Fund the prospectus required to be delivered by the Borrowing Fund or Lending Fund to offerees of its securities pursuant to the Securities Act of 1933, as amended.

“Repo Rate” on any day means the highest interest rate available to a Lending Fund from investment in overnight repurchase agreements.

“Sales Fail” in connection with the attempted sale of a security or other portfolio holding of a Borrowing Fund means the cash shortfall resulting from circumstances beyond the seller’s control, such as the delay in the delivery of cash to the seller’s custodian or improper delivery by the broker effecting the transaction.

“SEC” means the United States Securities and Exchange Commission.

“Secured Interfund Loan” has the meaning specified in Section 2(e) hereof.

“Security Agreement” has the meaning specified in Section 3.11(d) hereof.

“Statement of Additional Information” means, with respect to each Borrowing Fund or Lending Fund, the Statement of Additional Information which must be provided by the Borrowing Fund or Lending Fund to recipients of its Prospectus upon request pursuant to rules and regulations adopted by the SEC.

“Unsecured Interfund Loan” means any Interfund Loan other than a Secured Interfund Loan.

2. Interfund Program. Subject to the terms and conditions of this Master Agreement, each Lending Fund may from time to time in its discretion loan its available cash to any Borrowing Fund (each such transaction an “Interfund Loan”). Each Interfund Loan shall be made for a term no longer than the least of (a) the maximum term on any outstanding loan or advance to the Borrowing Fund under its Credit Arrangements; (b) seven (7) days; or (c) the number of days required for the Borrowing Fund to receive payment for securities sold at or prior to the time the Interfund Loan is made in an amount sufficient to repay the Interfund Loan. The maximum principal amount of all Interfund Loans outstanding with respect to any Borrowing Fund at any time shall not exceed the Maximum Amount the Borrowing Fund is permitted to borrow at such time under:

(a)	applicable laws and regulations;

(b)	the provisions of Section 5.2 hereof;

(c)	limitations specified in the Order applicable to the Borrowing Fund’s borrowing and pledging activities, all as amended and in effect from time to time;

(d)	limitations on borrowing adopted by the Borrowing Fund set forth in its Prospectus, Statement of Additional Information or elsewhere, as amended and in effect from time to time; and

(e)	in the case of Interfund Loans for which the Borrowing Fund is required to provide collateral pursuant to Section 3.11 hereof (“Secured Interfund Loans”), any limitations specified in the Security Agreement (as defined below) and any limitations on the pledging of assets adopted by the Borrowing Fund in its Prospectus, Statement of Additional Information or elsewhere.

As used herein, the term “Maximum Amount” means the maximum amount that the Borrowing Fund is permitted to borrow in accordance with the provisions of the preceding sentence.

3. Interfund Loan Requirements.

3.1 Procedural Requirements. All loans shall be requested and funded in accordance with the procedures set forth herein and the Interfund Lending Procedures.

3.1.1 Borrowing and Lending Instructions. The Adviser’s chief investment officer or investment personnel for each participating Fund shall provide the Interfund Lending Team with standing instructions as to their desire to have the Fund act as a

Lending Fund when such Fund has uninvested cash balances (“Lending Instructions”) or a Borrowing Fund when such Fund has the need to borrow under the program (“Borrowing Instructions”). The Adviser’s chief investment officer and investment personnel for each participating Fund may revoke or change Lending and Borrowing Instructions with respect to a Fund by notifying the Interfund Lending Team. No portfolio managers of any Fund may serve as a member of the Interfund Lending Team.

3.1.2 Allocation Procedures. On each Business Day, the Interfund Lending Team shall collect data on the uninvested cash of the Funds listed on Schedule B. The Interfund Lending Team will seek to match the amount and term of a Fund’s borrowing needs with the cash available from the Lending Funds in accordance with allocation and administrative procedures established by the Board of Trustees. The Interfund Lending Team shall allocate the borrowing demand and lending needs among the Funds on what the Interfund Lending Team deems to be an equitable basis and in accordance with the Interfund Lending Procedures. The Interfund Lending Team shall not solicit cash for Interfund Loans from any Funds or publish or disseminate the amount of any current borrowing demand to Funds’ investment personnel.

No Interfund Loan may be made unless the Interest Rate is more favorable for the Lending Fund than the Repo Rate and more favorable for the Borrowing Fund than the Bank Loan Rate.

3.1.3 Funding the Interfund Loans. If an Interfund Loan has been allocated to a Lending Fund and Borrowing Fund pursuant to Section 3.1.2 hereof, and the Interfund Loan is otherwise in compliance with the conditions set forth in the Order and the Interfund Lending Procedures, the Lending Fund shall make such Interfund Loan to the Borrowing Fund. The proceeds of each Interfund Loan made by the Lending Fund to the Borrowing Fund shall be wired (or transferred if Borrowing Fund and Lending Fund have the same custodian) at the Borrowing Fund’s expense in accordance with the wiring instructions for each Fund, as in effect from time to time, to an account maintained on the Borrowing Fund’s behalf by its custodian.

3.1.4 Responsibilities Arising from Interfund Loan. Each proposed Interfund Loan between a Lending Fund and a Borrowing Fund shall:

(a)	obligate the Borrowing Fund to borrow the principal amount of the Interfund Loan at the Interest Rate applicable thereto for the term thereof solely for use by the Borrowing Fund;

(b)	constitute a representation and warranty by the Borrowing Fund to the Lending Fund that

i.	the Interfund Loan requested thereby

(A)	is consistent with the disclosure as to participation in the Interfund Program in the Borrowing Fund’s most recent Prospectus and/or Statement of Additional Information,

(B)	is in accordance with the conditions of the Order applicable to the Borrowing Fund,

(C)	will not, when made, cause the aggregate indebtedness of the Borrowing Fund to exceed the Maximum Amount then in effect, and

(D)	will be used by the Borrowing Fund only in accordance with Section 3.7 hereof; and

ii.	all of the representations and warranties of the Borrowing Fund contained in Section 4 hereof are true and correct as of the date of such Interfund Loan as though made on and as of such date; and

iii.	all materials facts about the Borrowing Fund’s intended participation in the Interfund Program are fully disclosed in the Borrowing Fund’s Prospectus and/or Statement of Additional Information; and

(c)	constitute a representation and warranty by the Lending Fund to the Borrowing Fund that the Interfund Loan

i.	is consistent with the disclosure as to participation in the Interfund Program in the Lending Fund’s most recent Prospectus and/or Statement of Additional Information;

ii.	is in accordance with the conditions of the Order applicable to the Lending Fund;

iii.	all of the representations and warranties of the Lending Fund contained in Section 4 hereof are true and correct as of the date of such Interfund Loan as though made on and as of such date; and

iv.	all material facts about the Lending Fund’s intended participation in the Interfund Program are fully disclosed in the Lending Fund’s Prospectus and/or Statement of Additional Information.

3.2 Repayment of Interfund Loans. The principal amount of each Interfund Loan shall be repaid by the Borrowing Fund from the assets of the Borrowing Fund on the earlier of one (1) Business Day after demand by the Lending Fund or the expiration of the term of the Interfund Loan.

3.3 Interest. The outstanding principal amount of each Interfund Loan shall bear interest until maturity at the Interest Rate. If a Borrowing Fund has other outstanding bank borrowings, the Interest Rate will be at an interest rate equal to, or lower than, the interest rate of any outstanding bank loans. Interest accrued on each Interfund Loan shall be paid by the Borrowing Fund upon the earlier of (a) mutually agreed times, or (b) the maturity of such Interfund Loan.

3.4 Prepayments. Interfund Loans may be prepaid in whole or in part prior to the date on which such Interfund Loan is due and payable without premium or penalty.

3.5 Interfund Loan Records Accounts. Promptly after an Interfund Loan has been made, the Interfund Lending Team shall note on its records for the Borrowing Fund and Lending Fund, confirming (a) the principal amount of such Interfund Loan, (b) the Interest Rate applicable thereto and (c) the maturity thereof. The Interfund Lending Team will maintain a separate account on its books for each Lending Fund and Borrowing Fund (a “Loan Account”) on which will be recorded, in accordance with the Adviser’s customary accounting practice, (a) all Interfund Loans made by a Lending Fund to a Borrowing Fund, (b) all repayments of such Interfund Loans made to a Lending Fund, and (c) all other charges and expenses properly chargeable to the Borrowing Fund. The debit balance of each Fund’s Loan Account shall reflect the amount of the Borrowing Fund’s indebtedness from time to time to the Lending Funds hereunder. Any written record maintained by the Interfund Lending Team regarding the Interfund Loan shall, in the absence of manifest error, constitute conclusive evidence of the indebtedness of the Borrowing Fund to the Lending Fund as of the date of such record, provided, however, that the failure of the Interfund Lending Team to make such record shall not impair the validity or binding nature of the Borrowing Fund’s Obligations with respect to such Interfund Loan.

3.6 Computations. All computations hereunder shall be computed on the basis of the actual number of days elapsed and a 360-day year.

3.7 Use of Proceeds. The proceeds of each Interfund Loan made hereunder with respect to any Fund shall be used only by such Fund in accordance with its Prospectus and/or Statement of Additional Information for temporary purposes to satisfy redemption requests, to cover unanticipated cash shortfalls such as a Sales Fail, or for other temporary purposes as permitted by the Interfund Lending Procedures.

3.8 Discretionary Facility. It is acknowledged and agreed by each Borrowing Fund that each Lending Fund has no obligation to make any Interfund Loan hereunder unless it has issued Lending Instructions, and that the decision whether or not to issue Lending Instructions under this Master Agreement is within the sole and exclusive discretion of each Lending Fund. It is acknowledged and agreed by each Lending Fund that no Borrowing Fund is obligated to borrow money hereunder unless it has issued Borrowing Instructions.

3.9 Termination of Participation in the Interfund Program. Each Lending Fund and each Borrowing Fund may terminate its participation in this Master Agreement at any time by written notice to the Interfund Lending Team; provided that on the date of any termination the relevant Lending Fund or Borrowing Fund has no Interfund Loans outstanding. The Adviser may at any time by delivery of a revised Schedule A or Schedule B, as applicable, to the Interfund Lending Team add additional Funds that are eligible to rely on the Order as parties to this Master Agreement, whereupon those additional Funds shall be treated for all purposes as a Borrowing Fund and as a Lending Fund, as applicable.

3.10 Recourse to Assets. Interfund Loans made to any Borrowing Fund shall be repaid solely from the assets of such Borrowing Fund, and a Lending Fund shall have no right of recourse or offset against the assets of any other Fund with respect to such Interfund Loans or any default in respect thereto. Each Lending Fund’s obligation under this Master Agreement with respect to an Interfund Loan shall be solely limited to the Lending Fund’s assets and each Borrowing Fund hereby waives any and all rights it may have against any other Funds with respect to such Interfund Loan or any default by a Lending Fund with respect thereto.

3.11 Collateral Security for Interfund Loans.

(a)	As a condition precedent to making any Interfund Loan to any Borrowing Fund or continuing any Interfund Loan made to any Borrowing Fund, the Borrowing Fund covenants and agrees that in the event that (i) the Borrowing Fund’s outstanding borrowings from all sources immediately after the Interfund Loan would exceed 10% of its total assets, (ii) the Borrowing Fund’s outstanding borrowings from all sources exceed 10% of the Borrowing Fund’s total assets for any reason (such as a decline in net asset value or because of shareholder redemptions), or (iii) the Borrowing Fund has Outstanding Secured Borrowings, within one (1) Business Day (except as required by Section 3.11(b) below), the Borrowing Fund will:

i.	repay all its outstanding Interfund Loans;

ii.	reduce its outstanding indebtedness to 10% or less of its total assets; or

iii.	secure each outstanding Interfund Loan by the pledge of segregated collateral for such Interfund Loan and by transfer of such collateral into a segregated account in the name of the Lending Fund or the entering into, by the Borrowing Fund, the Lending Fund and the Borrowing Fund’s custodian, of a control agreement satisfactory to the Lending Fund. The minimum market value of the stock and other portfolio securities of the Borrowing Fund required to be pledged as collateral to the Lending Fund hereunder with respect to any Secured Interfund Loan shall be determined by the Lending Fund in its discretion but, in all cases, will have a market value at least equal to 102% of the outstanding principal value of the Interfund Loan.

Until each Interfund Loan that is outstanding at any time that a Borrowing Fund’s outstanding borrowings exceed 10% of its assets is repaid or the Borrowing Fund’s outstanding borrowings cease to exceed 10% of its total assets, the Borrowing Fund shall mark the value of the collateral to market each day and, if necessary, will pledge and transfer to the segregated account such additional collateral as is necessary to maintain a market value of such collateral of 102% of the outstanding principal value of each Interfund Loan of the Borrowing Fund, as described above. Subject to Sections 3.11(b) and (c) hereof, once a Borrowing Fund’s outstanding borrowings cease to exceed 10% of its total assets, segregated collateral will no longer be required.

(b)	Any Interfund Loan to a Borrowing Fund with outstanding bank borrowings (i) will be at an interest rate equal to or lower than that of any outstanding bank loan, (ii) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (iii) will have a maturity no longer than any outstanding bank loan (and in any event not more than seven (7) days).

(c)	Notwithstanding Sections 3.11(a) and (b), if any other lender to a Borrowing Fund imposes conditions with respect to the quality of or access to collateral securing a borrowing, the Borrowing Fund’s collateral for any Interfund Loan will be subject to the same conditions (if the other lender is another Fund) or the same or better conditions (in any other circumstance).

(d)	Each pledge of collateral required pursuant to this Section 3.11 shall be made in accordance with, and subject to, the terms and conditions set forth in a collateral security agreement signed by each Fund (the “Security Agreement”), in a form approved by the Interfund Lending Team and satisfactory to the Borrowing Fund and Lending Fund.

3.12 Records and Reports. Each Fund will maintain and preserve for a period of not less than six years from the end of the fiscal year in which any transaction under this Master Agreement has occurred, the first two years in an easily accessible place, written records of all Interfund Loans to which it was a party setting forth: (i) a description of the terms of the transaction, including the amount, the maturity, and the rate of interest on the Interfund Loan, (ii) the rate of interest available at the time on overnight repurchase agreements and commercial bank borrowings, and (iii) the Interfund Lending Team’s quarterly and/or annual reports to the applicable Board of Trustees and the other information presented to the applicable Board of Trustees related to their review of the Interfund Program.

4. Representations and Warranties. Each Borrowing Fund represents and warrants to each Lending Fund and each Lending Fund represents and warrants to each Borrowing Fund that:

(a)	it is a series of the applicable Trust that is duly organized and validly existing under the laws of its jurisdiction of organization and is qualified to do business in every other jurisdiction where lack of such qualification would have a material adverse effect on its business, assets or condition (financial or otherwise);

(b)	the applicable Trust is registered as an open-end management investment company under the 1940 Act;

(c)	the execution, delivery and performance by the applicable Trust of this Master Agreement

i.	are within its powers,

ii.	have been duly authorized by all necessary action, and

iii.	will not

(A)	contribute to or result in a breach of or default under or conflict with any existing law, order, regulation or ruling of any governmental or regulatory agency or authority, any order, writ, injunction or ruling of any court or other tribunal, or any indenture, lease agreement, instrument or other undertaking to which the Trust is a party or by which it is or its property or assets may be bound or affected, or

(B)	result in the imposition of any liens or encumbrances on any property or assets of a Fund (except as contemplated hereby), or

(C)	require any additional approval or consent of, or filing with, shareholders of such Fund or any governmental or regulatory agency or authority bearing on the validity of any borrowing pursuant to this Master Agreement, or

(D)	violate any provision of the Trust’s Agreement and Declaration of Trust or any amendment thereof, any of its investment policies and limitations, or any provision of its most recent Prospectus or Statement of Additional Information;

(d)	this Master Agreement is a legally valid and binding obligation of the applicable Trust on behalf of the Fund, enforceable against that Fund in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or limiting the rights of creditors generally; and

(e)	it is not in material violation of any material term of its most recent Prospectus or Statement of Additional Information, or of its organizational documents, or of any investment, borrowing or other similar type of policy or restriction to which it is subject, or of any material term of any material agreement or instrument to which it is a party, or, to the best of its knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to it.

5. Covenants

5.1 Covenants in Effect Until Termination of Master Agreement. Until all of the obligations have been performed in full and its participation in the Interfund Program has been terminated as provided herein, each Trust, on behalf of each specific Borrowing Fund, covenants that it will:

(a)

maintain its legal existence and business; provided, however, that nothing contained in this Section 5.1(a) shall prohibit the merger or consolidation of any Borrowing Fund with or into another person upon written notice thereof to the Lending Funds under any Interfund Loans then outstanding, subject to the requirement that the surviving entity (if not previously a Borrowing Fund) be admitted as such in accordance with this Master Agreement, and subject to the further requirement that the surviving entity assumes all of the obligations of such Borrowing Fund under this Master Agreement, including, without limitation, the obligations of such Borrowing Fund with respect to any Interfund Loans outstanding to such Borrowing Fund at the time of such merger or consolidation;

(b)	at any time and from time to time, at its own expense, promptly execute and deliver or file all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lending Fund may request, in order to perfect, protect, validate or preserve any security interest granted or pledged to the Lending Fund pursuant to Section 3.11 hereof or to enable the Lending Fund to exercise and enforce its rights and remedies thereunder with respect thereto;

(c)	file all federal and other tax returns, reports and declarations required by all relevant jurisdictions on or before the due dates for such returns, reports and declarations and will pay all taxes and other governmental assessments and charges as and when they become due, provided that no such tax or other governmental assessment or charge need be paid if: (a) it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made, and (ii) in the case of a tax which has or may become a lien against any of the collateral, such contest proceedings conclusively operate to stay the sale of any portion of the collateral held in a segregated account for an Interfund Loan to satisfy such tax or governmental assessment; or (b) failure to pay or discharge the same could not reasonably be expected to result in a material adverse effect on a Borrowing Fund’s Interfund Loan;

(d)	comply in all material respects with all of its investment policies and restrictions and all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its properties; provided that such Borrowing Fund shall not be required by reason of this section to comply therewith at any time while such Borrowing Fund shall be contesting its obligations to do so in good faith by appropriate proceedings promptly initiated and diligently conducted; and

(e)	upon request from the Lending Fund from time to time, furnish to the Lending Fund at reasonable times and intervals any information with respect to its financial standing and history or its property or business or prospects.

5.2 Covenants in Effect While Interfund Loans Are Outstanding. Each Trust, on behalf of each Borrowing Fund, covenants that, so long as any principal of or interest on any Interfund Loan made to it is outstanding, it will:

(a)	not, as long as any Unsecured Interfund Loan is outstanding hereunder, create or permit to exist any encumbrance in favor of any person or entity other than the Lending Fund upon any of the assets of the Borrowing Fund other than = encumbrances created in connection with portfolio investments of the Borrowing Fund;

(b)	not take out any Interfund Loan or borrow from any other source if

i.	immediately thereafter such Interfund Loan or other borrowing would cause the total of such Interfund Loans and other borrowings to exceed 33 1/3% of the Borrowing Fund’s total assets, or

ii.	would cause such Borrowing Fund’s total loans to exceed 10% of such Borrowing Fund’s total assets unless any Interfund Loan hereunder is secured in accordance with Section 3.11 hereof;

(c)	not, as long as any Interfund Loan made with respect to the Borrowing Fund is outstanding, allow the total amount of such Borrowing Fund’s Interfund Loans, as measured on the day when the most recent Interfund Loan was made, to exceed the greater of 125% of such Borrowing Fund’s total net cash redemptions for the preceding seven (7) calendar days or 102% of such Borrowing Fund’s Sales Fails for the preceding seven (7) calendar days.

5.3 Covenants of the Lending Fund. The Lending Fund covenants that

(a)	its Interfund Loans to a single Borrowing Fund will not exceed 5% of the Lending Fund’s net assets; and

(b)	its aggregate Interfund Loans to all Borrowing Funds constitute 15% or less of the Lending Fund’s current net assets at the time of any Interfund Loan.

6. Documents to be Delivered Prior to Initial Interfund Loan. The Borrowing Fund shall deliver to the Lending Fund prior to the first Interfund Loan between the parties any documents as the Lending Fund shall have requested in order to comply with applicable rules and regulations promulgated by governmental and regulatory authorities.

7. Default

7.1 Events of Default. The occurrence of any one or more of the following events (“Events of Default”) shall constitute an immediate Event of Default with respect to the Borrowing Fund:

(a)	The Borrowing Fund shall fail to pay principal of, or interest on, any Interfund Loan as and when due, or the Borrowing Fund shall fail to perform any of its other Obligations; or

(b)	There shall be a default by the Borrowing Fund under any Credit Arrangement, whether such Credit Arrangement now exists or shall hereafter be created, which default extends beyond any period of grace provided with respect thereto and which default relates to

i.	the obligations to pay the principal of or interest on any such indebtedness under the Credit Arrangement, or

ii.	an obligation other than the obligation to pay the principal of or interest on any such indebtedness and the effect of such default is to cause, or to permit the lender under the Credit Arrangement to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; or

(c)	Any representation or warranty made by the Borrowing Fund in Section 4 of this Master Agreement, or in connection with any Interfund Loan or pledge of pledged collateral made by the Borrowing Fund, shall prove to have been incorrect in any material respect when made; or

(d)	The Borrowing Fund shall generally not pay its debts as such debts become due (for the avoidance of doubt, this shall not include trades that fail to settle by no fault of the Borrowing Fund), or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any governmental or public authority shall take over possession or control of a substantial part of the Borrowing Fund’s business; or any of the Borrowing Fund’s property shall become subject to attachment or other involuntary lien or levy; or any action or proceeding shall be commenced by the Borrowing Fund seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or debtors, seeking the entry of an order for relief of the appointment of a receiver, trustee, or similar official for it or for any substantial part of its property, or any such proceeding is commenced against it which results in the entry of an order for such relief or such proceeding is not dismissed or stayed for a period of sixty (60) days following such commencement; or

(e)	An event of default occurs under any agreement evidencing an outstanding bank loan to the Borrowing Fund; provided that, in such circumstance, that event of default will automatically (without need for action or notice by the Lending Fund) constitute an immediate event of default entitling the Lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such a call will be deemed made if the lending bank exercises its right to call its loan under its agreement with the Borrowing Fund.

7.2 Remedies

7.2.1 Arbitration. In the event an Event of Default under Section 7.1(a) has occurred and not been cured within two Business Days from the Interfund Loan’s maturity or from the time the Lending Fund makes a demand for payment (and none of the Events of Default specified in Section 7.1(d) has occurred), the Lending Fund and the Borrowing Fund agree that such matter shall be promptly submitted for binding arbitration to an independent arbitrator selected by the Board of Trustees of the Lending

Fund and Borrowing Fund. If the dispute involves a Lending Fund and Borrowing Fund with different Boards of Trustees, the respective Boards of Trustees of the Lending Fund and Borrowing Fund will agree to select an independent arbitrator that is satisfactory to each party. Such independent arbitrator’s decision shall be binding on the Lending Fund and the Borrowing Fund. Such Arbitrator shall submit at least annually a written report of any dispute to the Boards of Trustees of the Funds describing the nature of any dispute and the actions taken by the Lending Fund and Borrowing Fund to resolve the dispute.

7.2.2 Other Rights and Remedies. If an Event of Default has occurred and has not been resolved pursuant to Section 7.2.1, or any other Event of Default has occurred, then the Lending Fund shall be entitled to exercise any and all rights and remedies available to it at law or in equity, including without limitation any rights and remedies that may be available to it under the Security Agreement and, with respect to an Event of Default specified in Section 7.1(e), any rights and remedies available to it under Section 7.1(e), and the Borrowing Fund shall pay to the Lending Fund all reasonable expenses and disbursements incurred by the Lending Fund in connection with the enforcement of its rights and remedies under this Master Agreement including the reasonable fees and out-of-pocket expenses of counsel for the Lending Fund with respect thereto.

8. Notice. Except as otherwise expressly provided herein, all notices hereunder to any party shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid or sent by fax, addressed to such party to the attention of the person specified in the following sentence at the address set forth for such party below, or to such other person or address as such party may designate to the other party hereto by notice delivered in accordance with this Section 8. All notices to the Borrowing Fund shall be addressed to the Treasurer of the Borrowing Fund and all notices from the Borrowing Fund to the Lending Fund shall be addressed to the Treasurer of the Lending Fund. Written notice to the Interfund Lending Team shall be sent to the following address: Columbia Funds, c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110, Attention Fund Treasurer. The address for all Funds listed in this Master Agreement is: Columbia Funds, c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110, Attention: Fund Treasurer.

9. Amendments. Neither this Master Agreement nor any provision hereof may be amended in any respect except by a statement in writing executed by the relevant parties hereto.

10. Assignment. All of the terms of this Master Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, that the Borrowing Fund shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lending Fund.

11. Survival of Covenants, Representations and Warranties. All covenants, agreements, representations and warranties made herein or in any documents or other papers delivered by or on behalf of the Borrowing Funds, or any of them, pursuant hereto shall be deemed to have been relied upon by the Lending Funds, regardless of any investigation made by or on behalf of the Lending Funds and shall survive the execution and delivery of this Master Agreement and the making by the Lending Funds of the Interfund Loans as herein contemplated and shall continue in full force and effect so long as any Interfund Loan, Obligation or any other amount due under this Agreement remains outstanding and unpaid or unsatisfied.

12. Section Headings. The descriptive section headings in this Master Agreement have been inserted for convenience of reference only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof.

13. Counterparts. This Master Agreement and the documents contemplated hereby may be executed simultaneously in any number of counterparts each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same document.

14. Severability. If any of the provisions of this Master Agreement or any instrument delivered hereunder or the application thereof to any party hereto or to any person or circumstances is held invalid, the remainder of this Master Agreement or such instrument and the application thereof to any party hereto or to any other person or circumstances shall not be affected thereby.

15. Governing Law. This Master Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without giving effect to principles of conflicts of law.

16. Entire Agreement. This Master Agreement and the other documents contemplated hereby and executed in connection herewith express the entire understanding of the parties with respect to the transactions contemplated hereby.

17. Limitation of Liability of the Board of Trustees and Shareholders. It is expressly agreed that the obligations of the Funds shall not be binding upon any of the trustees, officers, agents or employees of the Funds or upon the shareholders of any of the Funds personally, but shall only bind the assets and property of the particular Fund, as provided in its Agreement and Declaration of Trust. The execution and delivery of this Master Agreement have been authorized by the Trustees of each Fund and this Master Agreement has been executed and delivered by an authorized officer of each Fund acting as such. Neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

18. No Liability of Other Series of a Fund. Notwithstanding any other provision of this Master Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other series, whether arising under this Master Agreement or otherwise.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Master Agreement to be duly executed as an instrument under seal by its duly authorized officer as of the date first written above.

TRI-CONTINENTAL CORPORATION

AND

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE SERIES TRUST II

ON BEHALF OF EACH OF ITS SERIES LISTED ON SCHEDULES A OR B

By:	/s/ Michael G. Clarke
Name: Michael G. Clarke
Title: Treasurer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Ryan C. Larrenaga
Name: Ryan C. Larrenaga
Title: Vice President

SCHEDULE A

BORROWING FUNDS

(As of May 1, 2018)

Columbia Funds Series Trust

Fund	Effective Date
Columbia AMT-Free California Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	May 1, 2018
Columbia Capital Allocation Moderate Aggressive Portfolio	May 1, 2018
Columbia Capital Allocation Moderate Conservative Portfolio	May 1, 2018
Columbia Convertible Securities Fund	May 1, 2018
Columbia Global Strategic Equity Fund	May 1, 2018
Columbia Large Cap Growth Fund III	May 1, 2018
Columbia Large Cap Enhanced Core Fund	May 1, 2018
Columbia Large Cap Index Fund	May 1, 2018
Columbia Mid Cap Index Fund	May 1, 2018
Columbia Mid Cap Value Fund	May 1, 2018
Columbia Overseas Value Fund	May 1, 2018
Columbia Select Global Growth Fund	May 1, 2018
Columbia Select International Equity Fund	May 1, 2018
Columbia Select Large Cap Equity Fund	May 1, 2018
Columbia Short Term Bond Fund	May 1, 2018
Columbia Short Term Municipal Bond Fund	May 1, 2018
Columbia Small Cap Index Fund	May 1, 2018
Columbia Small Cap Value Fund II	May 1, 2018

Columbia Funds Series Trust I

Fund	Effective Date
Columbia Adaptive Retirement 2020 Fund	May 1, 2018
Columbia Adaptive Retirement 2025 Fund	May 1, 2018
Columbia Adaptive Retirement 2030 Fund	May 1, 2018
Columbia Adaptive Retirement 2035 Fund	May 1, 2018
Columbia Adaptive Retirement 2040 Fund	May 1, 2018
Columbia Adaptive Retirement 2045 Fund	May 1, 2018
Columbia Adaptive Retirement 2050 Fund	May 1, 2018
Columbia Adaptive Retirement 2055 Fund	May 1, 2018
Columbia Adaptive Retirement 2060 Fund	May 1, 2018
Columbia Adaptive Risk Allocation Fund	May 1, 2018
Columbia Alternative Beta Fund	May 1, 2018
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	May 1, 2018

Fund	Effective Date
Columbia AMT-Free New York Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	May 1, 2018
CMG Ultra Short Term Bond Fund	May 1, 2018
Columbia Balanced Fund	May 1, 2018
Columbia Bond Fund	May 1, 2018
Columbia Contrarian Core Fund	May 1, 2018
Columbia Corporate Income Fund	May 1, 2018
Columbia Disciplined Small Core Fund	May 1, 2018
Columbia Diversified Absolute Return Fund	May 1, 2018
Columbia Diversified Real Return Fund	May 1, 2018
Columbia Dividend Income Fund	May 1, 2018
Columbia Emerging Markets Fund	May 1, 2018
Columbia Global Dividend Opportunity Fund	May 1, 2018
Columbia Global Energy and Natural Resources Fund	May 1, 2018
Columbia Global Technology Growth Fund	May 1, 2018
Columbia Greater China Fund	May 1, 2018
Columbia High Yield Municipal Fund	May 1, 2018
Columbia Large Cap Growth Fund	May 1, 2018
Columbia Mid Cap Growth Fund	May 1, 2018
Columbia Multi-Asset Income Fund	May 1, 2018
Columbia Pacific/Asia Fund	May 1, 2018
Columbia Real Estate Equity Fund	May 1, 2018
Columbia Select Large Cap Growth Fund	May 1, 2018
Columbia Small Cap Growth Fund I	May 1, 2018
Columbia Small Cap Value Fund I	May 1, 2018
Columbia Solutions Aggressive Portfolio	May 1, 2018
Columbia Solutions Conservative Portfolio	May 1, 2018
Columbia Strategic California Municipal Income Fund	May 1, 2018
Columbia Strategic Income Fund	May 1, 2018
Columbia Strategic New York Municipal Income Fund	May 1, 2018
Columbia Tax-Exempt Fund	May 1, 2018
Columbia Total Return Bond Fund	May 1, 2018
Columbia U.S. Social Bond Fund	May 1, 2018
Columbia U.S. Treasury Index Fund	May 1, 2018
Multi-Manager Alternative Strategies Fund	May 1, 2018
Multi-Manager Directional Alternative Strategies Fund	May 1, 2018
Multi-Manager Growth Strategies Fund	May 1, 2018
Multi-Manager International Equity Strategies Fund (pending SEC effectiveness)	May 1, 2018
Multi-Manager Small Cap Equity Strategies Fund	May 1, 2018
Multi-Manager Total Return Bond Strategies Fund	May 1, 2018

Columbia Funds Series Trust II

Fund	Effective Date
Columbia Absolute Return Currency and Income Fund	May 1, 2018
Columbia Capital Allocation Aggressive Portfolio	May 1, 2018
Columbia Capital Allocation Conservative Portfolio	May 1, 2018

Fund	Effective Date
Columbia Capital Allocation Moderate Portfolio	May 1, 2018
Columbia Commodity Strategy Fund	May 1, 2018
Columbia Contrarian Asia Pacific Fund	May 1, 2018
Columbia Contrarian Europe Fund	May 1, 2018
Columbia Disciplined Core Fund	May 1, 2018
Columbia Disciplined Growth Fund	May 1, 2018
Columbia Disciplined Value Fund	May 1, 2018
Columbia Dividend Opportunity Fund	May 1, 2018
Columbia Emerging Markets Bond Fund	May 1, 2018
Columbia European Equity Fund	May 1, 2018
Columbia Flexible Capital Income Fund	May 1, 2018
Columbia Floating Rate Fund	May 1, 2018
Columbia Global Bond Fund	May 1, 2018
Columbia Global Equity Value Fund	May 1, 2018
Columbia Global Opportunities Fund	May 1, 2018
Columbia Global Infrastructure Fund	May 1, 2018
Columbia High Yield Bond Fund	May 1, 2018
Columbia Income Builder Fund	May 1, 2018
Columbia Income Opportunities Fund	May 1, 2018
Columbia Inflation Protected Securities Fund	May 1, 2018
Columbia Large Cap Value Fund	May 1, 2018
Columbia Limited Duration Credit Fund	May 1, 2018
Columbia Minnesota Tax-Exempt Fund	May 1, 2018
Columbia Mortgage Opportunities Fund	May 1, 2018
Columbia Overseas Core Fund	May 1, 2018
Columbia Quality Income Fund	May 1, 2018
Columbia Select Global Equity Fund	May 1, 2018
Columbia Select Large-Cap Value Fund	May 1, 2018
Columbia Select Smaller-Cap Value Fund	May 1, 2018
Columbia Seligman Communications and Information Fund	May 1, 2018
Columbia Seligman Global Technology Fund	May 1, 2018
Columbia Small/Mid Cap Value Fund	May 1, 2018
Columbia Strategic Municipal Income Fund	May 1, 2018
Multi-Manager Value Strategies Fund	May 1, 2018

Columbia Funds Variable Insurance Trust

Fund	Effective Date
Columbia Variable Portfolio – Asset Allocation Fund	May 1, 2018
Columbia Variable Portfolio – Contrarian Core Fund	May 1, 2018
Columbia Variable Portfolio – Diversified Absolute Return Fund	May 1, 2018
Columbia Variable Portfolio – Long Government/Credit Bond Fund	May 1, 2018
Columbia Variable Portfolio – Small Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Small Company Growth Fund	May 1, 2018
Columbia Variable Portfolio – Strategic Income Fund	May 1, 2018
CTIVPSM – AQR Managed Futures Strategy Fund	May 1, 2018
CTIVPSM – Lazard International Equity Advantage Fund	May 1, 2018
Variable Portfolio – Managed Risk Fund	May 1, 2018

Fund	Effective Date
Variable Portfolio – Managed Risk U.S. Fund	May 1, 2018
Variable Portfolio – Managed Volatility Conservative Fund	May 1, 2018
Variable Portfolio – Managed Volatility Conservative Growth Fund	May 1, 2018
Variable Portfolio – Managed Volatility Growth Fund	May 1, 2018
Variable Portfolio – U.S. Flexible Conservative Growth Fund	May 1, 2018
Variable Portfolio – U.S. Flexible Growth Fund	May 1, 2018
Variable Portfolio – U.S. Flexible Moderate Growth Fund	May 1, 2018

Columbia Funds Variable Series Trust II

Fund	Effective Date
Columbia Variable Portfolio – Balanced Fund	May 1, 2018
Columbia Variable Portfolio – Commodity Strategy Fund	May 1, 2018
Columbia Variable Portfolio – Core Equity Fund	May 1, 2018
Columbia Variable Portfolio – Disciplined Core Fund	May 1, 2018
Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2018
Columbia Variable Portfolio – Emerging Markets Bond Fund	May 1, 2018
Columbia Variable Portfolio – Emerging Markets Fund	May 1, 2018
Columbia Variable Portfolio – Global Bond Fund	May 1, 2018
Columbia Variable Portfolio – High Yield Bond Fund	May 1, 2018
Columbia Variable Portfolio – Income Opportunities Fund	May 1, 2018
Columbia Variable Portfolio – Intermediate Bond Fund	May 1, 2018
Columbia Variable Portfolio – Large Cap Growth Fund	May 1, 2018
Columbia Variable Portfolio – Large Cap Index Fund	May 1, 2018
Columbia Variable Portfolio – Limited Duration Credit Fund	May 1, 2018
Columbia Variable Portfolio – Mid Cap Growth Fund	May 1, 2018
Columbia Variable Portfolio – Mid Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Overseas Core Fund	May 1, 2018
Columbia Variable Portfolio – Select Large Cap Equity Fund	May 1, 2018
Columbia Variable Portfolio – Select Large—Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Select Smaller—Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2018
Columbia Variable Portfolio – U.S. Equities Fund	May 1, 2018
Columbia Variable Portfolio – U.S. Government Mortgage Fund	May 1, 2018
CTIVPSM – American Century Diversified Bond Fund	May 1, 2018
CTIVPSM – BlackRock Global Inflation-Protected Securities Fund	May 1, 2018
CTIVPSM – CenterSquare Real Estate Fund	May 1, 2018
CTIVPSM – DFA International Value Fund	May 1, 2018
CTIVPSM – Loomis Sayles Growth Fund	May 1, 2018
CTIVPSM – Los Angeles Capital Large Cap Growth Fund	May 1, 2018
CTIVPSM – MFS® Blended Research® Core Equity Fund	May 1, 2018
CTIVPSM – MFS® Value Fund	May 1, 2018
CTIVPSM – Morgan Stanley Advantage Fund	May 1, 2018
CTIVPSM – Oppenheimer International Growth Fund	May 1, 2018
CTIVPSM – Pyramis® International Equity Fund (CTIVPSM – AQR International Core Equity Fund effective May 21, 2018)	May 1, 2018

Fund	Effective Date
CTIVPSM – T. Rowe Price Large Cap Value Fund	May 1, 2018
CTIVPSM – TCW Core Plus Bond Fund	May 1, 2018
CTIVPSM – Victory Sycamore Established Value Fund	May 1, 2018
CTIVPSM – Wells Fargo Short Duration Government Fund	May 1, 2018
CTIVPSM – Westfield Mid Cap Growth Fund	May 1, 2018
Variable Portfolio – Aggressive Portfolio	May 1, 2018
Variable Portfolio – Columbia Wanger International Equities Fund	May 1, 2018
Variable Portfolio – Conservative Portfolio	May 1, 2018
Variable Portfolio – Eaton-Vance Floating-Rate Income Fund	May 1, 2018
Variable Portfolio – Managed Volatility Moderate Growth Fund	May 1, 2018
Variable Portfolio – Moderate Portfolio	May 1, 2018
Variable Portfolio – Moderately Aggressive Portfolio	May 1, 2018
Variable Portfolio – Moderately Conservative Portfolio	May 1, 2018
Variable Portfolio – Partners Core Bond Fund	May 1, 2018
Variable Portfolio – Partners Small Cap Growth Fund	May 1, 2018
Variable Portfolio – Partners Small Cap Value Fund	May 1, 2018

SCHEDULE A – Borrowing Funds

For each Fund, the Master Agreement was effective as of the date set forth on Schedule A.

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE SERIES TRUST II

EACH TRUST ABOVE, ON BEHALF OF EACH OF ITS SERIES SET FORTH ON SCHEDULE A HERETO

By:	/s/ Michael G. Clarke
Name: Michael G. Clarke
Title: Treasurer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Ryan C. Larrenaga
Name: Ryan C. Larrenaga
Title: Vice President

SCHEDULE B

LENDING FUNDS

(As of May 1, 2018)

Columbia Funds Series Trust

Fund	Effective Date
Columbia AMT-Free California Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	May 1, 2018
Columbia Capital Allocation Moderate Aggressive Portfolio	May 1, 2018
Columbia Capital Allocation Moderate Conservative Portfolio	May 1, 2018
Columbia Convertible Securities Fund	May 1, 2018
Columbia Global Strategic Equity Fund	May 1, 2018
Columbia Large Cap Growth Fund III	May 1, 2018
Columbia Large Cap Enhanced Core Fund	May 1, 2018
Columbia Large Cap Index Fund	May 1, 2018
Columbia Mid Cap Index Fund	May 1, 2018
Columbia Mid Cap Value Fund	May 1, 2018
Columbia Overseas Value Fund	May 1, 2018
Columbia Select Global Growth Fund	May 1, 2018
Columbia Select International Equity Fund	May 1, 2018
Columbia Select Large Cap Equity Fund	May 1, 2018
Columbia Short Term Bond Fund	May 1, 2018
Columbia Short Term Municipal Bond Fund	May 1, 2018
Columbia Small Cap Index Fund	May 1, 2018
Columbia Small Cap Value Fund II	May 1, 2018

Columbia Funds Series Trust I

Fund	Effective Date
Columbia Adaptive Retirement 2020 Fund	May 1, 2018
Columbia Adaptive Retirement 2025 Fund	May 1, 2018
Columbia Adaptive Retirement 2030 Fund	May 1, 2018
Columbia Adaptive Retirement 2035 Fund	May 1, 2018
Columbia Adaptive Retirement 2040 Fund	May 1, 2018
Columbia Adaptive Retirement 2045 Fund	May 1, 2018
Columbia Adaptive Retirement 2050 Fund	May 1, 2018
Columbia Adaptive Retirement 2055 Fund	May 1, 2018
Columbia Adaptive Retirement 2060 Fund	May 1, 2018
Columbia Adaptive Risk Allocation Fund	May 1, 2018
Columbia Alternative Beta Fund	May 1, 2018
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	May 1, 2018

Fund	Effective Date
Columbia AMT-Free Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free New York Intermediate Muni Bond Fund	May 1, 2018
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	May 1, 2018
CMG Ultra Short Term Bond Fund	May 1, 2018
Columbia Balanced Fund	May 1, 2018
Columbia Bond Fund	May 1, 2018
Columbia Contrarian Core Fund	May 1, 2018
Columbia Corporate Income Fund	May 1, 2018
Columbia Disciplined Small Core Fund	May 1, 2018
Columbia Diversified Absolute Return Fund	May 1, 2018
Columbia Diversified Real Return Fund	May 1, 2018
Columbia Dividend Income Fund	May 1, 2018
Columbia Emerging Markets Fund	May 1, 2018
Columbia Global Dividend Opportunity Fund	May 1, 2018
Columbia Global Energy and Natural Resources Fund	May 1, 2018
Columbia Global Technology Growth Fund	May 1, 2018
Columbia Greater China Fund	May 1, 2018
Columbia High Yield Municipal Fund	May 1, 2018
Columbia Large Cap Growth Fund	May 1, 2018
Columbia Mid Cap Growth Fund	May 1, 2018
Columbia Multi-Asset Income Fund	May 1, 2018
Columbia Pacific/Asia Fund	May 1, 2018
Columbia Real Estate Equity Fund	May 1, 2018
Columbia Select Large Cap Growth Fund	May 1, 2018
Columbia Small Cap Growth Fund I	May 1, 2018
Columbia Small Cap Value Fund I	May 1, 2018
Columbia Solutions Aggressive Portfolio	May 1, 2018
Columbia Solutions Conservative Portfolio	May 1, 2018
Columbia Strategic California Municipal Income Fund	May 1, 2018
Columbia Strategic Income Fund	May 1, 2018
Columbia Strategic New York Municipal Income Fund	May 1, 2018
Columbia Tax-Exempt Fund	May 1, 2018
Columbia Total Return Bond Fund	May 1, 2018
Columbia U.S. Social Bond Fund	May 1, 2018
Columbia U.S. Treasury Index Fund	May 1, 2018
Multi-Manager Alternative Strategies Fund	May 1, 2018
Multi-Manager Directional Alternative Strategies Fund	May 1, 2018
Multi-Manager Growth Strategies Fund	May 1, 2018
Multi-Manager International Equity Strategies Fund (pending SEC effectiveness)	May 1, 2018
Multi-Manager Small Cap Equity Strategies Fund	May 1, 2018
Multi-Manager Total Return Bond Strategies Fund	May 1, 2018

Columbia Funds Series Trust II

Fund	Effective Date
Columbia Absolute Return Currency and Income Fund	May 1, 2018
Columbia Capital Allocation Aggressive Portfolio	May 1, 2018
Columbia Capital Allocation Conservative Portfolio	May 1, 2018
Columbia Capital Allocation Moderate Portfolio	May 1, 2018
Columbia Commodity Strategy Fund	May 1, 2018
Columbia Contrarian Asia Pacific Fund	May 1, 2018
Columbia Contrarian Europe Fund	May 1, 2018
Columbia Disciplined Core Fund	May 1, 2018
Columbia Disciplined Growth Fund	May 1, 2018
Columbia Disciplined Value Fund	May 1, 2018
Columbia Dividend Opportunity Fund	May 1, 2018
Columbia Emerging Markets Bond Fund	May 1, 2018
Columbia European Equity Fund	May 1, 2018
Columbia Flexible Capital Income Fund	May 1, 2018
Columbia Floating Rate Fund	May 1, 2018
Columbia Global Bond Fund	May 1, 2018
Columbia Global Equity Value Fund	May 1, 2018
Columbia Global Opportunities Fund	May 1, 2018
Columbia Global Infrastructure Fund	May 1, 2018
Columbia Government Money Market Fund	May 1, 2018
Columbia High Yield Bond Fund	May 1, 2018
Columbia Income Builder Fund	May 1, 2018
Columbia Income Opportunities Fund	May 1, 2018
Columbia Inflation Protected Securities Fund	May 1, 2018
Columbia Large Cap Value Fund	May 1, 2018
Columbia Limited Duration Credit Fund	May 1, 2018
Columbia Minnesota Tax-Exempt Fund	May 1, 2018
Columbia Mortgage Opportunities Fund	May 1, 2018
Columbia Overseas Core Fund	May 1, 2018
Columbia Quality Income Fund	May 1, 2018
Columbia Select Global Equity Fund	May 1, 2018
Columbia Select Large-Cap Value Fund	May 1, 2018
Columbia Select Smaller-Cap Value Fund	May 1, 2018
Columbia Seligman Communications and Information Fund	May 1, 2018
Columbia Seligman Global Technology Fund	May 1, 2018
Columbia Short-Term Cash Fund	May 1, 2018
Columbia Small/Mid Cap Value Fund	May 1, 2018
Columbia Strategic Municipal Income Fund	May 1, 2018
Multi-Manager Value Strategies Fund	May 1, 2018

Columbia Funds Variable Insurance Trust

Fund	Effective Date
Columbia Variable Portfolio – Asset Allocation Fund	May 1, 2018
Columbia Variable Portfolio – Contrarian Core Fund	May 1, 2018
Columbia Variable Portfolio – Diversified Absolute Return Fund	May 1, 2018
Columbia Variable Portfolio – Long Government/Credit Bond Fund	May 1, 2018
Columbia Variable Portfolio – Small Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Small Company Growth Fund	May 1, 2018

Fund	Effective Date
Columbia Variable Portfolio – Strategic Income Fund	May 1, 2018
CTIVPSM – AQR Managed Futures Strategy Fund	May 1, 2018
CTIVPSM – Lazard International Equity Advantage Fund	May 1, 2018
Variable Portfolio – Managed Risk Fund	May 1, 2018
Variable Portfolio – Managed Risk U.S. Fund	May 1, 2018
Variable Portfolio – Managed Volatility Conservative Fund	May 1, 2018
Variable Portfolio – Managed Volatility Conservative Growth Fund	May 1, 2018
Variable Portfolio – Managed Volatility Growth Fund	May 1, 2018
Variable Portfolio – U.S. Flexible Conservative Growth Fund	May 1, 2018
Variable Portfolio – U.S. Flexible Growth Fund	May 1, 2018
Variable Portfolio – U.S. Flexible Moderate Growth Fund	May 1, 2018

Columbia Funds Variable Series Trust II

Fund	Effective Date
Columbia Variable Portfolio – Balanced Fund	May 1, 2018
Columbia Variable Portfolio – Commodity Strategy Fund	May 1, 2018
Columbia Variable Portfolio – Core Equity Fund	May 1, 2018
Columbia Variable Portfolio – Disciplined Core Fund	May 1, 2018
Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2018
Columbia Variable Portfolio – Emerging Markets Bond Fund	May 1, 2018
Columbia Variable Portfolio – Emerging Markets Fund	May 1, 2018
Columbia Variable Portfolio – Global Bond Fund	May 1, 2018
Columbia Variable Portfolio – Government Money Market Fund	May 1, 2018
Columbia Variable Portfolio – High Yield Bond Fund	May 1, 2018
Columbia Variable Portfolio – Income Opportunities Fund	May 1, 2018
Columbia Variable Portfolio – Intermediate Bond Fund	May 1, 2018
Columbia Variable Portfolio – Large Cap Growth Fund	May 1, 2018
Columbia Variable Portfolio – Large Cap Index Fund	May 1, 2018
Columbia Variable Portfolio – Limited Duration Credit Fund	May 1, 2018
Columbia Variable Portfolio – Mid Cap Growth Fund	May 1, 2018
Columbia Variable Portfolio – Mid Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Overseas Core Fund	May 1, 2018
Columbia Variable Portfolio – Select Large Cap Equity Fund	May 1, 2018
Columbia Variable Portfolio – Select Large—Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Select Smaller—Cap Value Fund	May 1, 2018
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2018
Columbia Variable Portfolio – U.S. Equities Fund	May 1, 2018
Columbia Variable Portfolio – U.S. Government Mortgage Fund	May 1, 2018
CTIVPSM – American Century Diversified Bond Fund	May 1, 2018
CTIVPSM – BlackRock Global Inflation-Protected Securities Fund	May 1, 2018
CTIVPSM – CenterSquare Real Estate Fund	May 1, 2018
CTIVPSM – DFA International Value Fund	May 1, 2018
CTIVPSM – Loomis Sayles Growth Fund	May 1, 2018
CTIVPSM – Los Angeles Capital Large Cap Growth Fund	May 1, 2018
CTIVPSM – MFS® Blended Research® Core Equity Fund	May 1, 2018

Fund	Effective Date
CTIVPSM – MFS® Value Fund	May 1, 2018
CTIVPSM – Morgan Stanley Advantage Fund	May 1, 2018
CTIVPSM – Oppenheimer International Growth Fund	May 1, 2018
CTIVPSM – Pyramis® International Equity Fund (CTIVPSM – AQR International Core Equity Fund effective May 21, 2018)	May 1, 2018
CTIVPSM – T. Rowe Price Large Cap Value Fund	May 1, 2018
CTIVPSM – TCW Core Plus Bond Fund	May 1, 2018
CTIVPSM – Victory Sycamore Established Value Fund	May 1, 2018
CTIVPSM – Wells Fargo Short Duration Government Fund	May 1, 2018
CTIVPSM – Westfield Mid Cap Growth Fund	May 1, 2018
Variable Portfolio – Aggressive Portfolio	May 1, 2018
Variable Portfolio – Columbia Wanger International Equities Fund	May 1, 2018
Variable Portfolio – Conservative Portfolio	May 1, 2018
Variable Portfolio – Eaton-Vance Floating-Rate Income Fund	May 1, 2018
Variable Portfolio – Managed Volatility Moderate Growth Fund	May 1, 2018
Variable Portfolio – Moderate Portfolio	May 1, 2018
Variable Portfolio – Moderately Aggressive Portfolio	May 1, 2018
Variable Portfolio – Moderately Conservative Portfolio	May 1, 2018
Variable Portfolio – Partners Core Bond Fund	May 1, 2018
Variable Portfolio – Partners Small Cap Growth Fund	May 1, 2018
Variable Portfolio – Partners Small Cap Value Fund	May 1, 2018

Tri-Continental Corporation

Fund	Effective Date
Tri-Continental Corporation	May 1, 2018

SCHEDULE B – Lending Funds

Except as otherwise indicated below, for each Fund, the Master Agreement was effective as of the date set forth on Schedule B.

TRI-CONTINENTAL CORPORATION

AND

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE SERIES TRUST II

ON BEHALF OF EACH OF ITS SERIES LISTED ON SCHEDULE B

By:	/s/ Michael G. Clarke
Name: Michael G. Clarke
Title: Treasurer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Ryan C. Larrenaga
Name: Ryan C. Larrenaga
Title: Vice President